SECOND AMENDMENT AND REAFFIRMATION AGREEMENT
THIS SECOND AMENDMENT AND REAFFIRMATION AGREEMENT is dated as of May 25, 2018 (this “Agreement”), by and among GSE SYSTEMS, INC., a Delaware corporation (“Parent”), GSE PERFORMANCE SOLUTIONS, INC., a Delaware corporation (“GSE Performance” and collectively with Parent, the “Borrowers” and each a “Borrower”), GSE TRUE NORTH CONSULTING, LLC, a Delaware limited liability company (“True North”), HYPERSPRING, LLC, a Delaware limited liability company (“Hyperspring”), ABSOLUTE CONSULTING, INC., a Delaware corporation (“Absolute” and together with True North and Hyperspring collectively, the “Guarantors” and each a “Guarantor” and together with the Borrowers collectively, the “Loan Parties” and each a “Loan Party”), and CITIZENS BANK, NATIONAL ASSOCIATION (the “Bank”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below) or the Guaranty (as defined below), as applicable.
WHEREAS, pursuant to the terms of that certain Credit and Security Agreement, dated as of December 29, 2016 (as the same may have been amended, renewed, replaced, or supplemented from time to time prior to the Closing Date (as defined in the Credit Agreement), the “Original Credit Agreement”), by and among Borrowers and Bank, the Bank agreed to provide a revolving line of credit to Borrowers in an amount not to exceed $5,000,000 pursuant to a revolving line of credit note dated as of the Initial Closing Date (as defined in the Credit Agreement) of the Borrowers payable to the order of the Bank (the “RLOC Note”);
WHEREAS, Hyperspring executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Hyperspring Guaranty”) dated as of December 29, 2016 in favor of Bank in connection with Borrower entering into the Original Credit Agreement;
WHEREAS, Absolute executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Absolute Guaranty”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;
WHEREAS, True North executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “True North Guaranty” and together with the Hyperspring Guaranty and Absolute Guaranty collectively, the “Guaranty”) dated as of May 11, 2018 in favor of Bank in connection with the Credit Agreement;
WHEREAS, GSE Performance executed and delivered a Pledge Agreement (as the same may have been amended, restated or modified from time to time, the “GSE Performance Pledge Agreement”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;
WHEREAS, Borrowers and Bank entered into that certain Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of May 11, 2018 to continue the RLOC and to provide for a Term Loan Facility in a principal amount up to $25,000,000;
WHEREAS, Guarantors and Bank entered into that certain Security Agreement (the “Security Agreement”) dated as of May 11, 2018; and
WHEREAS, the parties hereto intend that, (a) the Credit Documents shall be amended subject to the terms and conditions set forth herein, (b) the obligations under the Guaranty and the Security Agreement will continue to be in effect, on the terms set forth therein,  and (c) the Guaranty and the Security Agreement will continue to support and otherwise benefit the Obligations (as defined in the Guaranty).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, under seal, as follows:
Article I
Section I.01. Amendments to Credit Documents.  The Credit Documents (as defined in the Credit Agreement) are hereby amended as follows:
(a) All references in the Credit Documents to “True North Consulting LLC, a Colorado limited liability company” are hereby deleted and replaced with “GSE True North Consulting, LLC, a Delaware limited liability company”.
(b) Exhibit A to the GSE Performance Pledge Agreement is hereby deleted and replaced with Exhibit A attached hereto.
Article II

Reaffirmation
Section II.01. Reaffirmation.
(a) Each Guarantor hereby: (i) affirms and confirms its guarantee and other commitments and obligations, under the Guaranty, the Security Agreement and any other Credit Documents executed by the Guarantor and (ii) confirms that each guarantee and other commitments and obligations under the Guaranty, the Security Agreement and any other Credit Documents executed by Guarantor shall continue to be in full force and effect and shall continue to accrue to the benefit of the Bank notwithstanding the effectiveness of the Credit Agreement.
(b) Each Borrower hereby affirms the execution and delivery to Bank of the Credit Documents, and the Credit Documents are continued in full force and effect and are in all respects hereby affirmed and ratified.
Article III

Representations and Warranties
Each Loan Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:
Section III.01. Organization.  Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
Section III.02. Authority; Enforceability.  Each Loan Party has the corporate or limited liability company power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate and other action, to authorize the execution, delivery and performance by it of this Agreement.  Each Loan Party has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with the terms hereof.
Section III.03. Credit Documents.  The representations and warranties made by each Loan Party and set forth in the Credit Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case any such representation and warranty shall have been true and correct as of such earlier date).
Article IV

Miscellaneous
Section IV.01. Conditions to Effectiveness of Agreement.  The Bank’s willingness to agree to the amendments set forth in this Agreement is subject to the delivery by the Borrower to the Bank of the items described in summary fashion on Exhibit B attached hereto.
Section IV.02. Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 10.9 of the Credit Agreement or  Section 13 of the Guaranty, as applicable.
Section IV.03. Expenses.  Each Loan Party acknowledges and agrees that the Bank shall be entitled to reimbursement of expenses as provided in Section 10.2 of the Credit Agreement and Section 10 of the Guaranty, as applicable.
Section IV.04. Credit Document.  This Agreement is a “Credit Document” executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
Section IV.05. Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section IV.06. No Novation.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Documents, which shall remain in full force and effect except as modified by this Agreement and the Credit Agreement.
Section IV.07. Governing Law; Waiver of Jury Trial.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, WHETHER BY CLAIM OR COUNTERCLAIM.
Section IV.08. Remaining Force and Effect.  Except as specifically amended hereby, the Credit Documents remain in full force and effect in accordance with their original terms and conditions.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal by its respective authorized officers as of the day and year first above written.
BANK:
Witness/Attest:	CITIZENS BANK, NATIONAL ASSOCIATION By: (SEAL) Edward S. Winslow Senior Vice President
BORROWERS:
Witness/Attest:	GSE SYSTEMS, INC. By: (SEAL) Emmett Pepe Chief Financial Officer
Witness/Attest:	GSE PERFORMANCE SOLUTIONS, INC. By: (SEAL) Emmett Pepe Treasurer
GUARANTORS:
Witness/Attest:	ABSOLUTE CONSULTING, INC. By: (SEAL) Emmett Pepe Treasurer
Witness/Attest:	HYPERSPRING, LLC By: (SEAL) Emmett Pepe Treasurer

Witness/Attest:	GSE TRUE NORTH CONSULTING, LLC By: (SEAL) Emmett Pepe Treasurer

EXHIBIT A
ISSUERS

Absolute Consulting, Inc., a Delaware corporation (100%)
GSE True North Consulting, LLC, a Delaware limited liability company (100%)

Hyperspring, LLC, a Delaware limited liability company (100%)

EXHIBIT B
CLOSING CHECKLIST

See attachment.